UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2004



                           Integrated BioPharma, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-28876               22-2407475
           --------                      ---------               ----------
(State or other jurisdiction of (Commission File Number) (IRS Employer incorporation or organization) Identification No.)


           225 Long Avenue
         Hillside, New Jersey                             07205
         --------------------                             -----
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (973) 926-0816



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.       Other Events and Regulation FD Disclosure.

         On July 14, 2004, Integrated BioPharma, Inc., a Delaware corporation (the "Company"), issued a press release stating that there is a fraudulent press release posted on the INB section of the Yahoo Finance message board. The statement is false and was not issued by or on behalf of INB. The press release is attached as an exhibit to this Report.


Item 7.      Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.  Description
99.1         Press Release issued by Integrated BioPharma, Inc. on July 14, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 15, 2004              INTEGRATED BIOPHARMA, INC.


                                  By: /s/ Eric Friedman
                                  Eric Friedman
                                  Vice President and Chief Financial Officer

                                  Exhibit Index

Exhibit No.  Description
99.1         Press Release issued by Integrated BioPharma, Inc. on July 14, 2004